Exhibit 99.1

NEWS RELEASE

Valvoline™ signs definitive agreement to acquire Time-It Lube, expanding its quick lube presence in east Texas and marking its entry into Louisiana

Purchase of Time-It Lube’s 28 locations will complement existing base of Valvoline Instant Oil ChangeSM company-owned stores

January 4, 2017

LEXINGTON, Ky. - Valvoline Inc. (NYSE: VVV) today announced that its subsidiary, Valvoline LLC, has signed a definitive agreement to acquire the business assets related to 28 quick-lube stores from Time-It Lube L.L.C. and Time-It Lube of Texas, LP (together, “Time-It Lube”). The stores are located in Louisiana and eastern Texas. The acquisition is expected to be completed in the second quarter of fiscal 2017. Financial terms were not disclosed.

Time-It Lube, based in Shreveport, La., was founded in 1987 and currently employs nearly 200 people. The addition of Time-It Lube will expand the presence of the Valvoline Instant Oil ChangeSM network, currently consisting of more than 1,070 company-owned and franchised stores, in east Texas and represents Valvoline’s entry into Louisiana.

“Like Valvoline Instant Oil Change, Time-It Lube is committed to delivering an excellent service experience to customers every day and we look forward to building on that foundation with the strength of the Valvoline™ brand, our industry-leading service model and proprietary quick-lube management tools,” said Sam Mitchell, Valvoline’s chief executive officer. “While the impact to fiscal 2017 earnings is not expected to be material, the addition of Time-It Lube strengthens Valvoline’s quick lube presence in eastern Texas, provides a gateway into Louisiana and accelerates the expansion of our store network.”

The service model at Valvoline Instant Oil Change has been built to provide a quick, easy and trusted experience for every customer, every day. Customers receive a stay-in-your-car solution for preventive maintenance services, including full-service oil changes and each vehicle manufacturer’s mileage-based services. The company’s model is built on an unwavering commitment to developing and protecting superior talent, both inside and outside its stores, and consistent execution of its proprietary tools, including point-of-sales technology, SuperProTM Management System and digital marketing platforms.

“Time-It Lube is a family-run quick lube business that is driven by its people and focused on providing consistent, high-quality service to customers” said Tony Puckett, president, Valvoline Quick Lubes. “As we have gotten to know Todd Burns and his leadership team, we know that we share the same commitment to serving our customers and an internal culture that values each person and his or her contributions. We very much look forward to having their team members join Valvoline and continuing to build on what Todd and his family have done over the last 30 years.”

“When you have worked 30 years, basically your entire working life, to build an organization, it and all of its people become like family,” said Todd Burns, owner of Time-It Lube. “For that reason, I had to be sure they would have a bright, secure future. Valvoline is a great company with a long history of taking care of its people and customers. I am very confident that the decision to sell to Valvoline was the right one.”

For a list of all Valvoline Instant Oil Change service center locations and hours of operations, visit www.vioc.com.

About ValvolineTM

Valvoline Inc. (NYSE: VVV) is a leading worldwide producer and distributor of premium-branded automotive, commercial and industrial lubricants, and automotive chemicals. In 2016, it ranked as the #2 quick-lube chain by number of stores and #3 passenger car motor oil brand in the Do-It-Yourself market by volume in the United States. The brand operates and franchises more than 1,070 Valvoline Instant Oil ChangeSM centers in the United States. It also markets ValvolineTM lubricants and automotive chemicals; MaxLifeTM lubricants created for higher-mileage engines, SynPowerTM synthetic motor oil; and ZerexTM antifreeze. Visit www.valvoline.com to learn more.

TM Trademark, Valvoline or its subsidiaries, registered in various countries
SM Service mark, Valvoline or its subsidiaries, registered in various countries

Forward looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology.  In addition, ValvolineTM may, from time to time, make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (“SEC”), news releases and other written and oral communications.  These forward-looking statements are based on Valvoline’s current expectations and assumptions regarding, as of the date such statements are made, Valvoline’s future operating performance and financial condition, including Valvoline’s separation from Ashland (the “Separation”), the expected timetable for Ashland’s potential distribution of its remaining Valvoline common stock to Ashland shareholders (the “Stock Distribution”) and Valvoline’s future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances. Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: demand for Valvoline’s products and services; sales growth in emerging markets; the prices and margins of Valvoline’s products and services; the strength of Valvoline’s reputation and brand; Valvoline’s ability to develop and successfully market new products and implement its digital platforms; Valvoline’s ability to retain its largest customers; potential product liability claims; achievement of the expected benefits of the Separation; Valvoline’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and Valvoline’s ability to repay debt) and other liabilities; operating as a stand-alone public company; Valvoline’s ongoing relationship with Ashland; failure, caused by Valvoline, of Ashland’s Stock Distribution of Valvoline common stock to Ashland shareholders to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which Valvoline may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that Valvoline may not realize the anticipated benefits from such transactions).  These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including, without limitation, risks and uncertainties affecting Valvoline that are described in its most recent Form 10-K (including in Item 1A Risk Factors and “Use of estimates, risks and uncertainties” in Note 2 of Notes to Consolidated Financial Statements) filed with the SEC, which is available on Valvoline’s website at http://investors.valvoline.com/sec-filings. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this new release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although Valvoline believes that the expectations reflected in these forward-looking statements are reasonable, Valvoline cannot guarantee that the expectations reflected herein will be achieved. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Valvoline or any other person that Valvoline will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this news release. Except as required by law, Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

All forward-looking statements attributable to Valvoline are expressly qualified in their entirety by these cautionary statements as well as others made in this news release and hereafter in Valvoline’s other SEC filings and public communications. You should evaluate all forward-looking statements made by Valvoline in the context of these risks and uncertainties.

FOR FURTHER INFORMATION:

Media Relations:
Valerie Schirmer
 +1 (859) 357-3235
vschirmer@valvoline.com

Investor Relations:
 Sean T. Cornett
+1 (859) 357-2798
scornett@valvoline.com